  Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 3, 2019 (this “Agreement”), is entered into by and among Pilot Travel Centers LLC, a Delaware limited liability company (the “Lender”), Nixon Product Storage, LLC, a Delaware limited liability company (the “Borrower”), Lazarus Refining & Marketing, LLC, a Delaware limited liability company (“LR&M” and, together with the Borrower, the “Grantors”), Lazarus Energy Holdings LLC, a Delaware limited liability company (“Lazarus”), Lazarus Energy LLC, a Delaware limited liability company (“Lazarus Energy”), and Blue Dolphin Energy Company, a Delaware corporation (“Blue Dolphin” or “Pledgor”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, LR&M, Lazarus, Lazarus Energy, Blue Dolphin and the Lender entered into that certain Line of Credit, Guarantee and Security Agreement, dated as of May 3, 2019 as amended and restated by (i) that certain First Amendment and Restatement Agreement, dated as of May 9, 2019, and (ii) that certain Second Amendment and Restatement Agreement, dated as of May 10, 2019 (as so amended, the “Credit Agreement”).

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms herein.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. The parties hereto agree that:

(a) Section 2.1 of the Credit Agreement is hereby restated in its entirety to read as follows:

“2.1”     Line of Credit Commitment.

Subject to the terms and conditions of this Agreement and the other Loan Documents, and relying upon the representations and warranties herein set forth, Lender hereby establishes a line of credit to Borrower in an aggregate principal amount of up to $13,000,000.00 (the “Line of Credit”).”

(b) Section 2.9.2 of the Credit Agreement is hereby amended to add a new clause

(c) therein reading as follows:

“(c)” Other Mandatory Prepayments. The Borrower shall, on each of the dates set forth below, prepay the Loans in a principal amount equal to the amount set forth opposite such date below, together with accrued and unpaid interest thereon:

Date	Principal Amount
September 30, 2019	$100,000
October 31, 2019	$100,000

(c) Schedule 6.6 to the Credit Agreement is hereby amended by deleting item 1. thereon.

SECTION 2. Effect of Agreement.

(a) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(b) The parties hereto acknowledge and agree that (i) the Obligations and Guaranteed Obligations are in all respects continuing with the terms, conditions, covenants and agreements contained in the Credit Agreement being modified only to the extent provided in this Agreement; and (ii) the liens and security interests as granted under the Credit Agreement and Pledge Agreement securing payment of the Obligations are in all respects continuing in full force and effect. From and after the date hereof, the terms “Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import as used in the Credit Agreement, and the term “Credit Agreement”, “Loan Agreement” and words of similar import as used in the other Loan Documents, shall mean the Credit Agreement, as amended hereby and as may be further amended, supplemented or otherwise modified from time to time; provided that the terms “the date hereof” and “the date of this Agreement” as used in the Credit Agreement shall refer to the date of the Original Credit Agreement.

(c) Each Guarantor, by its signature below, reaffirms, ratifies and confirms its guarantee of the Obligations and acknowledges and agrees that such guarantee continues in full force and effect after consummation of the transactions contemplated in this Agreement.

(d) Each Loan Party, by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement, the Credit Agreement, each other Loan Document to which it is a party.

(e) This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

SECTION 3. Further Assurances. Each Loan Party shall promptly do all things (including executing and delivering all documents) necessary or desirable to give effect to this Agreement.

SECTION 4. Amendments; Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Lender and other parties hereto. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission (including .pdf format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 12.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 7. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

NIXON PRODUCT STORAGE, LLC, as Borrower and Grantor By: BLUE DOLPHIN ENERGY COMPANY, its sole Member
By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

PILOT TRAVEL CENTERS LLC, as Lender
By:	/s/ DAVID CLOTHIER
Name:	David Clothier
Title:	Authorized Representative

[Signature Page to Amendment No. 1 to Credit Agreement]

LAZARUS ENERGY HOLDINGS LLC, as Guarantor
By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

LAZARUS ENERGY LLC, as Guarantor By: BLUE DOLPHIN ENERGY COMPANY, its sole Member
By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

BLUE DOLPHIN ENERGY COMPANY, as Guarantor and Pledgor
By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

LAZARUS REFINING & MARKETING, LLC, as Guarantor and Grantor By: BLUE DOLPHIN ENERGY COMPANY, its sole Member
By:	_______________________________
Name:	Jonathan Carroll
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]